UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2018

DD’s Deluxe Rod Holder Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-204518	61-1748028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3rd Floor, Golden Sunset Community, Wencang Village, Yueping Township, Yan Feng District,

Hengyang City, Hunan Province, China 421000

(Address of principal executive offices)

+86 0734-8476607

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 23, 2018, Hunan Xiao De Tian Xia Senior Care Industry Management Co., Ltd. (“Hunan Xiao De”), a variable interest entity and deemed subsidiary of DD’s Deluxe Rod Holder, Inc. (the “Company”) entered into an equity transfer agreement with Xinhui Li, a Chinese citizen and the sole shareholder of Hengyang City Red Sunset Tourism Development Co., Ltd. (“Red Sunset”), pursuant to which Hunan Xiao De agreed to acquire 100% equity interest in Red Sunset from Mr. Li at the purchase price of RMB 510,000 (approximately $74,257).

On December 10, 2018, Hunan Xiao De completed all the legitimate registration with related government authorities to update Red Sunset’s business license reflecting the change of its shareholder name to Hunan Xiao De. As a result, the equity transfer was consummated and completed.

This Current Report on Form 8-K also includes the audited and unaudited financial statements and pro forma financial information described in Item 9.01 below.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Audited Financial Statements of Red Sunset as of and for the fiscal years ended December 31, 2017 and 2016, are being filed as Exhibit 99.1 to this Form 8-K.

Unaudited Financial Statements of Red Sunset as of and for the periods ended September 30, 2018 and 2017, are being filed as Exhibit 99.2 to this Form 8-K.

(b) Pro Forma Financial Information

DD’s Deluxe Rod Holder, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for December 31, 2017 and September 30, 2018, filed as Exhibit 99.3 to this Form 8-K

(d) Exhibits

Exhibit No.	Description

10.1	Equity Transfer Agreement, dated November 23, 2018, by and between Hunan Xiao De Tian Xia Senior Care Industry Management Co., Ltd. and Xinhui Li.
99.1	Audited Financial Statements of Red Sunset as of and for the fiscal years ended December 31, 2017 and 2016
99.2	Unaudited Financial Statements of Red Sunset as of and for the periods ended September 30, 2018 and 2017
99.3	DD’s Deluxe Rod Holder, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for December 31, 2017 and September 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DD’s Deluxe Rod Holder, Inc.

Dated: April 3, 2019	By:	/s/ Jun Quan
Jun Quan Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Equity Transfer Agreement, dated November 23, 2018, by and between Hunan Xiao De Tian Xia Senior Care Industry Management Co., Ltd. and Xinhui Li.
99.1	Audited Financial Statements of Red Sunset as of and for the fiscal years ended December 31, 2017 and 2016
99.2	Unaudited Financial Statements of Red Sunset as of and for the periods ended September 30, 2018 and 2017
99.3	DD’s Deluxe Rod Holder, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for December 31, 2017 and September 30, 2018